                                                                    Exhibit 10.4

     An asterisk ([*]) indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission as part of a Confidential Treatment Request.

================================================================================


                   MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND
                     SCHEDULED OUTAGE TFA SERVICES CONTRACT


                                     between


                                AES RED OAK, LLC


                                       and


                     SIEMENS WESTINGHOUSE POWER CORPORATION


================================================================================


                          Dated as of December 8, 1999


                               AES RED OAK PROJECT


PROPRIETARY INFORMATION                                AES RED OAK LTP CONTRACT

                                TABLE OF CONTENTS

                                                                                                       PAGE

ARTICLE 1.          DEFINITIONS; GENERAL REFERENCES......................................................1
   1.1              Defined Terms........................................................................1
   1.2              General References...................................................................7

ARTICLE 2.          CONTRACT DOCUMENTS...................................................................7
   2.1              Contract Documents...................................................................7
   2.2              Conflicting Provisions...............................................................7

ARTICLE 3.          SCOPE OF WORK........................................................................7
   3.1              Seller's Scope.......................................................................7
   3.2              Buyer's Scope........................................................................7
   3.3              Early Replacement....................................................................8
   3.4              Parts Life Credit....................................................................9

ARTICLE 4.          CONTRACT PRICE AND PAYMENT TERMS....................................................10
   4.1              Contract Price......................................................................10
   4.2              Taxes...............................................................................10
   4.2              Invoices............................................................................11
   4.3              Payment.............................................................................11
   4.4              Notice of Payment Disputes..........................................................11
   4.5              Late Payments.......................................................................11
   4.6              Payments Not Acceptance of Workscope Obligations....................................11

ARTICLE 5.          TERM AND OUTAGES....................................................................12
   5.1              Term................................................................................12
   5.2              Unscheduled Outages.................................................................12
   5.3              Unscheduled Outage Work.............................................................14
   5.4              Exclusivity of Obligations and Remedies.............................................15

ARTICLE 6.          CHANGES.............................................................................15
   6.1              Request For Changes.................................................................15
   6.2              Adjustment..........................................................................15
   6.3              No Additional Compensation Changes..................................................16
   6.4              Changes in Operating Restrictions...................................................16
   6.5              Scope Changes Due to Seller Error...................................................16


PROPRIETARY INFORMATION                  i             AES RED OAK LTP CONTRACT

ARTICLE 7.          DELIVERY; TITLE; RISK OF LOSS AND TRANSPORTATION....................................16
   7.1              Delivery of New Program Parts or Miscellaneous Hardware.............................16
   7.2              Shop Repaired Program Parts.........................................................16
   7.3              Transportation......................................................................17

ARTICLE 8.          WARRANTIES..........................................................................18
   8.1              New Program Parts and Miscellaneous Hardware Warranty and Exclusive Remedy..........18
   8.2              Shop Repair Warranty and Exclusive Remedy...........................................19
   8.3              Services Warranty and Exclusive Remedy..............................................19
   8.4              Shop Repair Turn Around Time Warranty and Exclusive Remedy..........................20
   8.5              Warranty Conditions.................................................................21
   8.6              Exclusivity of Warranties and Remedies..............................................22
   8.7              Relationship to CTG Subcontract.....................................................22

ARTICLE 9.          INTELLECTUAL PROPERTY...............................................................22
   9.1              Patent, Copyright, or Trade Secret Infringement.....................................22
   9.2              Limitation of Intellectual Property Obligations.....................................23
   9.3              Exclusivity of Duties and Remedies..................................................23

ARTICLE 10.         COMPLIANCE WITH LAWS................................................................23
   10.1             Generally...........................................................................23
   10.2             Changes in Law, Etc.................................................................24

ARTICLE 11.         INSURANCE...........................................................................24
   11.1             Seller's Insurance..................................................................24
   11.2             Buyer's Insurance...................................................................25
   11.3             Policies............................................................................25
   11.4             Bearing On Other Contractual Rights and Obligations.................................26

ARTICLE 12.         TERMINATION.........................................................................26
   12.1             Termination for Seller's Inability to Perform.......................................26
   12.2             Termination for Seller's Failure to Perform.........................................26
   12.3             Buyer's and Seller's Rights and Obligations when Buyer
                      Terminates for Seller's Inability or Failure to Perform ..........................27
   12.4             Termination for Buyer's Convenience.................................................26
   12.5             Buyer's and Seller's Rights and Obligations When Buyer
                      Terminates for Its Convenience ...................................................27
   12.6             Termination by Seller...............................................................28



PROPRIETARY INFORMATION                  ii            AES RED OAK LTP CONTRACT

   12.7             Buyer's and Seller's Rights and Obligations when Seller
                      Terminates .......................................................................29
   12.8             Exclusivity of Rights and Remedies..................................................30

ARTICLE 13.         INDEMNIFICATION.....................................................................30
   13.1             Seller's Indemnity..................................................................30
   13.2             Buyer's Indemnity...................................................................31

ARTICLE 14.         LIMITATION OF LIABILITY.............................................................31
   14.1             No Consequential Damages~...........................................................31
   14.2             Exclusive Remedy and Cap on Liability...............................................31
   14.3             Extent of Waivers...................................................................32
   14.4             Extent of Conflicts.................................................................32

ARTICLE 15.         FORCE MAJEURE.......................................................................32
   15.1             Excuse by Force Majeure.............................................................32
   15.2             Effect of Force Majeure.............................................................33

ARTICLE 16.         MISCELLANEOUS.......................................................................33
   16.1             Cooperation In Financing............................................................33
   16.2             Proprietary Information.............................................................33
   16.3             Subcontractors......................................................................36
   16.4             Third Parties.......................................................................37
   16.5             Dispute Resolution..................................................................37
   16.6             Assignment and Delegation...........................................................38
   16.7             Severability........................................................................38
   16.8             Amendments..........................................................................38
   16.9             Joint Effort........................................................................38
   16.10            Captions............................................................................38
   16.11            Non-Waiver..........................................................................38
   16.12            Applicable Law......................................................................38
   16.13            Successors and Assigns..............................................................39
   16.14            Counterparts........................................................................39
   16.15            Notices.............................................................................39
   16.16            Complete Contract...................................................................39
   16.17            Site Access.........................................................................39
   16.18            Permits and Licenses................................................................39
   16.19            Special Packing.....................................................................40
   16.20            Return of Program Parts or Miscellaneous Hardware...................................40
   16.21            Transfer............................................................................40
   16.22            Survival............................................................................40



PROPRIETARY INFORMATION                 iii            AES RED OAK LTP CONTRACT

   16.23            Environmental Compliance............................................................40
   16.24            Liquidated Damages Not Penalty......................................................42
   16.25            Project Conformance.................................................................42
   16.26            501F Fleetwide Issue Notification...................................................42


                Exhibit A         -       Scope of Work Description
                Exhibit B         -       Program Parts List
                Exhibit C         -       Program Parts Supplied and Repaired Schedule
                Exhibit D         -       Current Service Bulletin 36803
                Exhibit E         -       Payment Schedule
                Exhibit F         -       Natural Gas & Water Specifications



PROPRIETARY INFORMATION                 iv             AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT


THIS MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES CONTRACT (this "CONTRACT") is entered into as of December 8, 1999, by and between AES RED OAK, LLC, a Delaware limited liability company ("BUYER"), and SIEMENS WESTINGHOUSE POWER CORPORATION, a Delaware corporation ("SELLER").

WHEREAS, Buyer is developing a power project to be located near Sayreville, New Jersey (the "PROJECT"); and

WHEREAS, in connection with the Project, Buyer desires to purchase from Seller and Seller desires to provide to Buyer combustion turbine parts, shop repairs and scheduled outage technical field assistance services, all as more particularly described herein;

NOW, THEREFORE, in consideration of these premises and mutual covenants contained herein, the parties hereby agree as follows:

                   ARTICLE 1. DEFINITIONS; GENERAL REFERENCES

1.1 DEFINED TERMS. Except as otherwise expressly provided herein, capitalized terms used in this Contract and its Exhibits shall have the following meanings:

"BUYER" has the meaning set forth in the Preamble.

"BUYER'S AFFILIATES" means The AES Corporation, and any subsidiary thereof, excluding any entity which is partially owned by a competitor of Seller in the field of design, engineering, manufacturing, maintenance, operation, procurement and construction of power generation, transmission or distribution facilities.

"COMBUSTION TURBINE MAINTENANCE MANAGEMENT PROGRAM SERVICES" means all of the program maintenance managerial services to be provided by Seller hereunder, as described in Section 2.5 of Exhibit A, Scope of Work Description.

"CHANGE" has the meaning set forth in Section 6.1.

"CHANGE ORDER" has the meaning set forth in Section 6.1.


PROPRIETARY INFORMATION                1                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT

"COMBUSTION TURBINE" means one of the Project's three (3) 501F combustion turbines furnished by the EPC Contractor under the EPC Contract or any replacement 501F combustion turbine furnished by the EPC Contractor or one of its affiliates under the CTG Subcontract.

"CONTRACT" means this Program Parts, Shop Repairs and Scheduled Outage TFA Services Contract, including all Exhibits hereto, as amended, supplemented or modified from time to time.

"CONTRACT PRICE" has the meaning set forth in Section 4.1.

"CTG SUBCONTRACT" means the Agreement for the Design, Fabrication, Delivery, and Commissioning of Combustion Turbine Generators between Seller and EPC
Contractor, dated as of [                , 1999].(1)

"DAY" means a calendar day.

"DELAYED PAYMENT RATE" means a rate of interest per annum equal to the offered rate as quoted by Reuters' Page ISDA (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16 of 1%)) or, in the event that such offered rate does not appear, the offered rate which appears on the Telerate Page 3750, in each case as being the rate obtained in the London interbank eurocurrency market as of 11:00 a.m., London time, for deposits in U.S. dollars on the first Day of any payment default for a period of one (1) month, PLUS TWO PERCENT (2%), or the maximum rate permitted by applicable Law, whichever is less.

"DELIVERY" has the meaning set forth in Article 7. The word "DELIVERED" shall have a correlative meaning.

"EPC CONTRACT" means the Agreement for Engineering, Procurement and Construction Services between Buyer and EPC Contractor dated as of October 15, 1999, as such agreement may be amended, supplemented or modified from time to time.

"EPC CONTRACTOR" means Raytheon Engineers & Constructors, Inc. and its successors and permitted assigns as "Contractor" under the EPC Contract.

"EQUIVALENT BASE LOAD HOURS" or "EBH" means the calculated result of equivalent base load hours determined in accordance with Exhibit D, Current Service Bulletin 36803.

----------------
(1) To insert name and effective date.


PROPRIETARY INFORMATION                2                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT


"EQUIVALENT STARTS" means the calculated result of equivalent starts determined in accordance with Exhibit D, Current Service Bulletin 36803.

"ESCALATION FACTOR" means the net percentage increase or decrease (as the case may be) in the Consumer Price Index-U (published by the US Department of Labor) over the period from base date of January 1, 2000 through date of the invoice. If such index ceases to be published such similar substitute index as is mutually agreed to by the parties, shall apply.

"FACILITY" means the combined cycle electric generating facility to be located in Sayreville, New Jersey which makes up the Project, and includes the three (3) Combustion Turbines.

"FEE" means the applicable fee listed in Exhibit E, Payment Schedule for the given number of EBHs.

"FORCE MAJEURE" shall have the meaning set forth in Section 15.1.

"GOVERNMENTAL AUTHORITY" shall have the meaning set forth in Section 16.2.3.

"HAZARDOUS MATERIALS" shall have the meaning set forth in Section 16.23(e).

"HAZARDOUS WASTE" means any waste that is found to pre-exist or is generated at the Site which is defined in the Laws to be hazardous.

"INDEPENDENT ENGINEER" shall have the meaning set forth in Section 16.2.1.

"LAWS" means all applicable laws, statutes, rules, regulations, orders and ordinances or specified standards or objective criteria contained in any applicable license, permit or approval, or other legislative or administrative act, of the United States of America or any state of the United States, agency, department, authority, political subdivision or other instrumentality thereof, or a decree, judgment or order of a court, including but not limited to those governing wages, hours, employment discrimination and safety, laws regarding workers' compensation, disability laws and employee benefit laws.

"MISCELLANEOUS HARDWARE" means miscellaneous hardware items including but not limited to pins, springs, studs, gaskets, tie wires, fasteners, screws, washers, nuts, bolts which are required to roll out and roll in the Program Parts which is supplied by Seller under this Contract or in accordance with a Change Order hereto, issued pursuant to Article 6.

"NATURAL GAS" shall have the meaning set forth in Exhibit F.


PROPRIETARY INFORMATION                3                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT



"NEW PROGRAM PARTS" means the Program Part(s) of the type that are listed in Exhibit B, Program Parts List which are supplied by Seller under this Contract, in a new and unused condition.

"NEW PROGRAM PARTS AND MISCELLANEOUS HARDWARE WARRANTY" shall have the meaning set forth in Section 8.1.

"NORMAL WEAR AND TEAR" means the level of wear and tear that the Facility or part(s) thereof will experience as a result of being operated and maintained in accordance with the instruction manuals and operating criteria provided to the EPC Contractor by Seller or the original equipment manufacturer under the terms of the CTG Subcontract and any mutually agreed upon variance thereto, the operating parameters specified in Section 6.4, the warranty conditions specified in Section 8.5 and, to the extent not inconsistent with any of the foregoing, in general accordance with Prudent Utility Practices. The definition of Normal Wear and Tear expressly excludes any consequential/downstream/downflow damage caused to the Facility or part(s) thereof by a part which gave way upstream/upflow.

"OFFEREE" shall have the meaning set forth in Section 16.2.1.

"OFFERING STATEMENTS" shall have the meaning set forth in Section 16.2.1.

"PERIOD" means the interval from the completion of one Scheduled Outage through the next Scheduled Outage of the applicable Combustion Turbine. For the purpose of this definition the initial Period shall begin at initial synchronization of the applicable Combustion Turbine.

"POWER PURCHASE AGREEMENT" means the Amended and Restated Power Purchase Agreement dated as of September 17, 1999 between Williams and Buyer, as such agreement may be amended, supplemented or modified from time to time.

"PROGRAM PART(S)" means (i) type of part(s) of the Combustion Turbine that are listed in Exhibit B, Program Parts List and are supplied by Seller under this contract PLUS (ii) the equivalent parts to those listed in Exhibit B, Program Parts List, which were included in the original Combustion Turbine(s) supplied by Seller under the CTG Subcontract.

"PROJECT" has the meaning set forth in the Preamble.

"PRUDENT UTILITY PRACTICE" means the practices, methods, techniques and standards that at the particular time of performance of the Workscope Obligations by Seller or of Buyer's obligations specified in Sections 3 and 4 of Exhibit A, (i) are generally accepted in the electric power industry in the United States, for use in connection with the design,


PROPRIETARY INFORMATION                4                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT


engineering, construction, testing, operation and maintenance of power stations of the same or similar size and type as the Facility, all in a manner consistent with Laws, reliability, safety, environmental protection, economy and expediency, and (ii) conform in all material respects to the manufacturer's design, engineering, construction, testing, operation and maintenance guidelines applicable to the equipment in question, including Seller's operation and maintenance guidelines for the Combustion Turbines. Prudent Utility Practices are not limited to the optimum practice or method to the exclusion of others, but rather refer to commonly used and reasonable practices and methods.

"RATING AGENCY" shall have the meaning set forth in Section 16.2.1.

"REPORT" shall have the meaning set forth in Section 16.2.1.

"SCHEDULED OUTAGE" means a planned outage of the applicable Combustion Turbine, scheduled by Buyer and Seller, during which the applicable Scheduled Outage TFA Services described in Exhibit A, Scope of Work Description will be performed hereunder. A Scheduled Outage will commence when the Combustion Turbine breaker is opened and will end when Seller has completed its applicable Scheduled Outage TFA Services for the given Scheduled Outage and Seller has submitted to Buyer written notice of completion and Buyer has concurred. The projected Scheduled Outage plan is contained in Exhibit C, Program Parts Supplied and Repaired Schedule.

"SCHEDULED OUTAGE TFA SERVICES" means all of the TFA Services to be provided by Seller hereunder during the applicable Scheduled Outage, as described in Section
2.4 of Exhibit A, Scope of Work Description, but excludes services provided by or on behalf of Seller pursuant to the CTG Subcontract.

"SELLER" has the meaning set forth in the Preamble.

"SEC" shall have the meaning set forth in Section 16.2.1.

"SELLER'S AFFILIATES" means Siemens A.G., and any subsidiary thereof, excluding any entity which is partially owned by a competitor of Buyer in the field of development and ownership of power generation, transmission or distribution facilities.

"SERVICES" means any and all services to be provided by Seller under this Contract including Scheduled Outage TFA Services, Combustion Turbine Maintenance Program Management Services, Shop Repairs and any services performed in accordance with a Change Order hereto issued pursuant to Article 6.

"SERVICES WARRANTY" shall have the meaning set forth in Section 8.3.


PROPRIETARY INFORMATION                5                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT


"SHOP REPAIR" means shop repair/refurbishment work performed hereunder by Seller on Program Parts at Seller's manufacturing plant, Seller's service facility or a suitable facility selected by Seller.

"SHOP REPAIR WARRANTY" shall have the meaning set forth in Section 8.2.

"SITE" means the real property located near Sayreville, New Jersey on which the Project is to be or has been constructed.

"SPILL" shall have the meaning set forth in Section 16.23(c).

"TERM" shall have the meaning set forth in Section 5.1.

"TFA SERVICES" means any and all technical field assistance services to be provided by Seller hereunder, including without limitation the advice and consultation given to Buyer's personnel by a field service representative of Seller with respect to:

                 (i) installation, inspection, repair and maintenance activities performed by others at the Site, and

                (ii) any Seller recommended quality assurance procedures for activities performed at the Site.

TFA Services does not include (x) management, supervision or regulation of Buyer's personnel, agents and contractors or (y) any technical field assistance services provided by or on behalf of Seller pursuant to the CTG Subcontract.

"TURNED-AROUND" shall have the meaning set forth in Section 8.4.

"UNSCHEDULED OUTAGE" means any outage of a Combustion Turbine other than a Scheduled Outage.

"WATER" shall have the meaning set forth in Exhibit F.

"WILLIAMS" means Williams Energy Marketing & Trading Company, a Delaware corporation, and its permitted successors and assigns as supplier of fuel to, and purchaser of electricity from, the Facility under the Power Purchase Agreement.

"WORKSCOPE OBLIGATIONS" means all obligations of Seller pursuant to the terms of this Contract to perform Services and Shop Repairs and to provide Program Parts and Miscellaneous Hardware, and includes any other equipment, parts, shop repairs or services mutually agreed to by the parties hereto and specified in a Change Order issued pursuant to Article 6.


PROPRIETARY INFORMATION                6                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT



1.2 GENERAL REFERENCES. As used in this Contract, the terms "herein," "herewith" and "hereof" are references to this Contract, taken as a whole, the term "includes" or "including" shall mean "including, without limitation," and references to a "Section," "subsection," "clause," "Article" or "Exhibit" shall mean a Section, subsection, clause, Article or Exhibit of this Contract, as the case may be, unless in any such case the context requires otherwise. The singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa.

                          ARTICLE 2. CONTRACT DOCUMENTS

2.1 CONTRACT DOCUMENTS. This Contract consists of this contract document itself and the following Exhibits which are specifically made a part hereof by reference:

         Exhibit A         -        Scope of Work Description
         Exhibit B         -        Program Parts List
         Exhibit C         -        Program Parts Supplied and Repaired Schedule
         Exhibit D         -        Current Service Bulletin 36803
         Exhibit E         -        Payment Schedule
         Exhibit F         -        Natural Gas & Water Specification

2.2 CONFLICTING PROVISIONS. In the event of any conflict between this document and any Exhibit hereto, the terms and provisions of this document, as amended from time to time, shall control. In the event of any conflict among the Exhibits, the following order of precedence shall govern: Exhibit E, A, B, C, D, and F. Subject to the foregoing, the several instruments forming part of this Contract are to be taken as mutually explanatory of one another and in the case of ambiguities or discrepancies within or between such parts the same shall be explained and adjusted by the mutual agreement of the Parties.

                            ARTICLE 3. SCOPE OF WORK

3.1 SELLER'S SCOPE. During the Term, Seller shall fulfill its Workscope Obligations Scope of Work Description and shall perform any other Workscope Obligations mutually agreed to by the parties hereto and specified in a Change Order issued pursuant to Article 6, Changes.

3.2 BUYER'S SCOPE. During the Term, Buyer shall fulfill its obligations specified in Exhibit A, Scope of Work Description, and shall perform any other obligations mutually agreed to by the parties and specified in a Change Order issued pursuant to Article 6, Changes.


PROPRIETARY INFORMATION                7                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT



3.3 EARLY REPLACEMENT. (a) If during the Term and after the applicable warranty period for a Program Part set forth in Section 8.1 or set forth in the CTG Subcontract has expired or otherwise does not apply to such Program Part, it is determined that a Program Part has to be replaced, due to Normal Wear and Tear, prior to the scheduled replacement period per Exhibit C, Program Parts Supplied and Repaired Schedule, Seller shall replace such Program Part early by moving up a New Program Part which is scheduled to be Delivered at a later date per Exhibit C, Program Parts Supplied and Repaired Schedule, if such a New Program Part remains available under Exhibit C. Any Program Part which is replaced pursuant to this Section shall be deemed to have a scrap value of $0 and shall be returned by Buyer to Seller along with free and clear title thereto. Any transportation costs associated with the return of such Program Part shall be the responsibility of Seller. No amount shall be due to or from Buyer in connection with the return of such Program Part to Seller.

(b) If during the Term and after the applicable warranty period for a Program Part set forth in Section 8.1 or set forth in the CTG Subcontract has expired or otherwise does not apply to such Program Part, it is determined that a Program Part has to be replaced prior to the scheduled replacement period per Exhibit C, Program Parts Supplied and Repaired Schedule and such Program Part is not covered by Section 3.3(a) (I.E. it is not due to Normal Wear and Tear), Seller shall replace such Program Part early by moving up a New Program Part which is scheduled to be Delivered at a later date per Exhibit C, Program Parts Supplied and Repaired Schedule, if such a New Program Part remains available under Exhibit C. Any Program Part which is replaced pursuant to this Section shall be deemed to have a scrap value of $0 and shall be returned by Buyer to Seller along with free and clear title thereto. Any transportation costs associated with the return of such Program Part shall be the responsibility of Seller. No amount shall be due to or from Buyer in connection with the return of such Program Part to Seller.

(c) Buyer shall be entitled to participate in the decision making process regarding the actual parts life and the degree of repair or refurbishment associated with any Program Part(s) pursuant to this Section 3.3. The final decision, however, with regard to actual parts life and the degree of repair or refurbishment associated with any Program Part(s) shall be made by Seller based on Prudent Utility Practices and communicated to Buyer. If Buyer disputes Seller's final decision based on the assertion that Seller's final decision is inconsistent with Prudent Utility Practices, then Buyer may seek to resolve such dispute in accordance with Section 16.5, Dispute Resolution.

(d) If the actual replacement date of a Program Part pursuant to Section 3.3(a) or (b) is less than or equal to one (1) year earlier than the Scheduled Outage during which the Program Part was scheduled to be replaced per Exhibit C, Program Parts Supplied and Repaired Schedule, such early replacement shall not affect the Contract Price or


PROPRIETARY INFORMATION                8                AES RED OAK LTP CONTRACT

                     MAINTENANCE PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT



Exhibit E, Payment Schedule. If the actual replacement date is more than one (1) year earlier than the Scheduled Outage during which the Program Part was scheduled to be replaced, per Exhibit C, Program Parts Supplied and Repaired Schedule, such early replacement shall result in a change to Exhibit E, Payment Schedule, pursuant to a Change Order, levelizing the cash flow effect of moving the replacement part up over the remaining Term on a $/EBH basis and modifying the Fees listed in Exhibit E accordingly.

(e) During the Term, once all of the New Program Parts available under Exhibit C, Program Parts Supplied and Repaired Schedule have been Delivered pursuant to this Section 3.3 and no further replacements remain to be provided under Exhibit C, Buyer shall, pursuant to a Change Order purchase, pursuant to
Section 3.4, Parts Life Credit, any and all further replacement Program Parts required for the remainder of the Term (including the Scheduled Outage requirements specified in Exhibit C, Program Parts and Repaired Schedule, and any Unscheduled Outage requirements, but excluding any such replacements covered by any applicable warranty set forth in Section 8.1 or set forth in the CTG Subcontract) and Seller shall provide such replacement Program Parts at the discounted price calculated in accordance with Section 3.4, Parts Life Credit at the prices specified in Exhibit B, subject to the Escalation Factor, discounted by any applicable parts life credit pursuant to Section 3.4. In such event, Buyer shall pay 35% of the purchase price for such replacement Program Part at the time the Change Order is issued and the remainder at the time such replacement Program Parts are Delivered. Any Program Part which is replaced pursuant to this Section shall be deemed to have a scrap value of $0 and shall be returned by Buyer to Seller along with free and clear title thereto. Any transportation costs associated with the return of such Program Part shall be the responsibility of Seller. No amount shall be due to or from Buyer in connection with the return of such Program Part to Seller.

(f) Seller's obligation to provide such required early replacement Program Parts shall be to obtain and deliver to the Project the required replacement Program Parts, whether new or repaired, as soon as commercially reasonably possible so as to minimize the duration of the outage.

3.4 PARTS LIFE CREDIT. During the Term and after conclusion of the applicable warranty periods stated in Section 8.1 or in the CTG Subcontract, as the case may be, Seller will provide a parts life credit if a Program Part requires replacement due to Normal Wear and Tear pursuant to Section 3.3(a) prior to meeting neither its expected useful life as calculated in terms of EBHs as specified in Exhibit B, Program Parts List, nor its expected useful life as calculated in terms of Equivalent Starts, as specified in Exhibit B, Program Parts List. (Buyer shall be entitled to participate in the decision making process regarding the actual parts life and the degree of repair or refurbishment


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associated with any Program Part(s). The final decision, however, with regard to actual parts life and the degree of repair or refurbishment associated with any Program Part(s) shall be made by Seller based on Prudent Utility Practices and communicated to Buyer. If Buyer disputes Seller's final decision based on the assertion that Seller's final decision is inconsistent with Prudent Utility Practices, then Buyer may seek to resolve such dispute in accordance with
Section 16.5, Dispute Resolution.) The parts life credit will be calculated by multiplying the price for such Program Part's replacement specified in Exhibit
B, Program Parts List subject to escalation pursuant to the Escalation Factor, by the lesser of: (i) the expected useful life of the Program Part needing to be replaced in terms of EBHs, as specified in Exhibit B, Program Parts List, MINUS the total number of EBHs incurred by such Program Part, DIVIDED BY the expected useful life of such Program Part in terms of EBHs, as specified in Exhibit B;
and (ii) the expected useful life of the Program Part needing to be replaced in terms of Equivalent Starts, as specified in Exhibit B, MINUS the total number of Equivalent Starts incurred by such Program Part, DIVIDED BY the expected useful life of such Program Part in terms of Equivalent Starts, as specified in Exhibit
B. Once all of the New Program Parts, under Exhibit C, Program Parts Supplied and Repaired Schedule, have been Delivered pursuant to Section 2.1 of Exhibit A, Scope of Work Description, or Section 3.3, Early Replacement, and no further replacements exist under Exhibit C, Buyer shall use this credit towards the purchase of such Program Part replacements. However, in no event, shall any parts life credit be extended under this Section 3.4 beyond one (1) year after the conclusion of the Term of this Contract.

                   ARTICLE 4. CONTRACT PRICE AND PAYMENT TERMS

4.1 CONTRACT PRICE. As full consideration of the performance by Seller of the Workscope Obligations (other than those Workscope Obligations provided pursuant to a Change Order), Buyer will pay to Seller the Fees as adjusted either up or down by the Escalation Factor at the time of each invoice. The "CONTRACT PRICE" shall be the aggregate total of the Fees, as adjusted, PLUS any additional payment amount mutually agreed to by the parties pursuant to a Change Order hereto, issued pursuant to Article 6, Changes.

4.2 TAXES. The Contract Price paid or to be paid to Seller under this Contract does not include any federal, state, (other than federal or state, income taxes imposed on Seller, or Seller's subcontractors or subvendors), or local property, license or privilege (other than federal, state or local assessments for licenses and privileges associated with Seller's ability to conduct general business within the area), sales, use, excise, value added, gross receipts, or similar taxes now or hereafter applicable to, measured by, or imposed upon or with respect to the transaction, the property, its sale, its value or its use, or any services


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performed in connection therewith. Buyer agrees to pay or reimburse Seller for any such taxes which Seller or its subcontractors or subvendors are required to pay. Seller shall use reasonable efforts and due diligence, and shall cause its subcontractors or subvendors to use their reasonable efforts and due diligence, to efficiently manage its performance of the Workscope Obligations hereunder so as to minimize the incurrence of any federal, state or local property, license or privilege, sales, use, excise, value added, gross receipts or similar taxes to be paid or reimbursed by Buyer hereunder. Taxes to be paid by Buyer do not include any taxes that Seller should not have incurred if it had used such reasonable efforts and due diligence.

4.3 INVOICES. Per Exhibit E Payment Schedule, Seller shall furnish Buyer an invoice indicating the Fee being invoiced, as adjusted up or down in accordance with this Contract by the Escalation Factor at the time of such invoice.

4.4 PAYMENT. Within twenty-five (25) Days following the date Buyer receives each invoice under Section 4.3, Buyer shall pay to Seller the undisputed amount of the invoice. All payments to Seller shall be made by wire transfer to the account of Seller at Mellon Bank, N.A., Account # 038-0269, ABA # 04300261, or such other depository as Seller shall designate by written notice to Buyer.

4.5      NOTICE OF PAYMENT DISPUTES. Notwithstanding Buyer's obligations under
Section 4.4 , if prior to the expiration of the applicable period for payment referenced in Section 4.4, Buyer disputes that any Workscope Obligations satisfy the requirements of this Contract, Buyer shall, prior to the expiration of such period, provide Seller with written notice identifying the basis for such dispute. Thereafter, the payment of such disputed amounts shall be deferred until such dispute has been resolved to the satisfaction of Buyer and Seller. Any dispute which is not resolved by mutual agreement shall be resolved in accordance with Section 16.5.

4.6 LATE PAYMENTS. If there is a dispute about any amount invoiced by Seller, the amount not in dispute shall be promptly paid as described in this
Article 4, and any disputed amount which is ultimately determined to have been payable prior to the actual date of payment shall be paid with interest, at the Delayed Payment Rate, from the date due to the date of payment.

4.7 PAYMENTS NOT ACCEPTANCE OF WORKSCOPE OBLIGATIONS. No payment made hereunder shall be considered or deemed to represent that Buyer has inspected the Workscope Obligations, or checked the quality or quantity thereof and shall not be deemed or construed as approval or acceptance of any Workscope Obligations, or as a waiver of any claim or right that Buyer may then or thereafter have, including any warranty right.




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                           ARTICLE 5. TERM AND OUTAGES

5.1 TERM. The term of this Contract (the "TERM") shall commence on the date as specified in the Recitals and unless terminated early pursuant to Article 12, shall terminate upon completion of the Shop Repairs following the twelfth (12th) Scheduled Outage of the applicable Combustion Turbine (I.E. expected to be at 96,000 EBH) or sixteen (16) years from the effective date of this Contract as specified in the Recitals.

5.2      UNSCHEDULED OUTAGES.

5.2.1    If during the Term an Unscheduled Outage occurs which is the result of
(i) the failing of a New Program Part or Miscellaneous Hardware supplied by Seller, to conform with the New Program Parts and Miscellaneous Hardware Warranty set forth herein, (ii) the failing of a Shop Repair, supplied by Seller, to conform with the Shop Repair Warranty set forth herein, (iii) a Program Part requiring replacement due to Normal Wear and Tear pursuant to
Section 3.3 prior to achieving its expected life in terms of EBHs or Equivalent Starts as specified in Exhibit B, Program Parts, or (iv) the failure of a Service, performed by Seller, to conform with the Service Warranty set forth herein, then Buyer shall hire Seller, to the extent not supplied by Seller as a warranty remedy under Seller's warranties contained in Article 8 of this Contract or by or on behalf of Seller under the , pursuant to a Change Order, to supply any additional Program Parts, Miscellaneous Hardware, Shop Repairs, and TFA Services related to the Combustion Turbine required for such Unscheduled Outage and Seller (a) shall supply any such additional Program Parts required for such Unscheduled Outage, at the prices specified in Exhibit B, Program Parts List, subject to escalation pursuant to the Escalation Factor, discounted by any applicable parts life credit under Section 3.4, (b) any such Miscellaneous Hardware and Shop Repairs required for such Unscheduled Outage, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required Miscellaneous Hardware or Shop Repairs (PROVIDED that any such Seller's price quote is reasonable and consistent with Seller's standard pricing policy), and
(c) any such TFA Services related to the Combustion Turbine required for such Unscheduled Outage, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance with a 10% discount applied capped at a maximum of $100,000 per year, or in Seller's price quote at the time of supply or performance with a 10% discount applied capped at a maximum of $100,000 per year, if Seller's Domestic Price lists do not include a price for the required TFA Services (PROVIDED that any such Seller's price quote is reasonable and consistent with Seller's standard pricing policy).


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If such an Unscheduled Outage occurs within 1,000 EBHs of a Scheduled Outage and additional Program Parts, Miscellaneous Hardware, Shop Repairs and TFA Services to be used during the Unscheduled Outage are part of the Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which were going to be used during the upcoming Scheduled Outage, the upcoming Scheduled Outage shall be moved up in time and those Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services shall be provided during the Unscheduled Outage/moved-up Scheduled Outage. Buyer shall not be required to pay any additional money for those Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which are provided early during the Unscheduled Outage/moved-up Scheduled Outage pursuant to the preceding sentence.

5.2.2 If during the Term an Unscheduled Outage occurs for reasons other than those set forth in Section 5.2.1, then Buyer shall hire Seller, to the extent not supplied by Seller as a warranty remedy under Seller's warranties contained in Article 8 of this Contract or by or on behalf of Seller under the CTG Subcontract, pursuant to a Change Order, to supply any additional Program Parts, Miscellaneous Hardware, Shop Repairs or technical field assistance service work on the Combustion Turbine required for such Unscheduled Outage, and Seller (a) shall supply such additional Program Parts required for such Unscheduled Outage, at the prices specified in Exhibit B, Program Parts List, subject to escalation pursuant to the Escalation Factor, discounted by any applicable parts life credit under Section 3.4, (b) Miscellaneous Hardware and Shop Repairs, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required additional Miscellaneous Hardware or Shop Repairs in effect at the time of supply (PROVIDED that any such Seller's price quote is reasonable and consistent with Seller's standard pricing policy), and (c) TFA Service, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required TFA Services (PROVIDED that any such Seller's price quote is reasonable and consistent with Seller's standard pricing policy).

If such an Unscheduled Outage occurs within 1,000 EBHs of a Scheduled Outage and additional Program Parts, Miscellaneous Hardware, Shop Repairs and TFA Services to be used during the Unscheduled Outage are part of the Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which were going to be used during the upcoming Scheduled Outage, the upcoming Scheduled Outage shall be moved up in time and those Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services shall be provided during such Unscheduled Outage/Moved-up Scheduled Outage. Buyer shall not be required to pay any additional


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money for those Program Parts, Miscellaneous Hardware, Shop Repairs and
Scheduled Outage TFA Services which are provided early during such Unscheduled Outage/Moved-up Scheduled Outage pursuant to the preceding sentence.

5.3 UNSCHEDULED OUTAGE WORK. Seller shall be entitled to a Change Order for any additional Program Parts, Miscellaneous Hardware, Shop Repairs or technical field assistance service work on the Combustion Turbine purchased by Buyer from Seller pursuant to Section 3.4 or 5.2 in accordance with Article 6. In the case of an Unscheduled Outage, Seller, upon notification from Buyer via a Change Order, agrees to take prompt action(s) to mobilize its service personnel to the Project site to provide the technical field assistance services requested in such Change Order, and agrees to provide any additional Program Parts specified in such Change Order as soon as reasonably commercially practicable, to minimize downtime; PROVIDED, HOWEVER, and notwithstanding the prices specified in Section
3.4 or 5.2, that if Seller delivers such additional Program Parts within (a) 15 Days of receipt of Buyer's written request for such Change Order, Seller shall be paid by Buyer the price for such additional Program Parts as specified in
Section 3.4 or 5.2, as the case may be, PLUS 17%, (b) after 15 Days but within 30 Days of Buyer's written request for such Change Order, Seller shall be paid by Buyer the price for such additional Program Parts, as specified in Section
3.4 or 5.2, as the case may be, or (c) after 30 Days of Buyer's written request for such Change Order, Seller shall be paid the price for such additional Program Parts, as specified in Section 3.4 or 5.2, as the case may be, MINUS 17%.

Notwithstanding the provisions of the previous paragraph, in the event that an Unscheduled Outage has occurred and Seller fails, by the end of the second Day (as it may be extended pursuant to Article 15, Force Majeure) following Seller's receipt of written notice of the Unscheduled Outage, to send a TFA Services representative to the Site who can start providing TFA Services related to the Combustion Turbine for the Unscheduled Outage, then, upon Seller's failure, Buyer may obtain another qualified person at Buyer's cost to start providing TFA Services related to the Combustion Turbine for the Unscheduled Outage. If Buyer elects to exercise its right under the preceding sentence, Buyer shall take full responsibility for any damage to the Facility or any adverse effects on the warranties, expected lives, Unscheduled Outages, early Program Part replacements and reduction in time intervals between Scheduled Outage expressed herein that may be caused as a result thereof. In the event that (x) Buyer has exercised its rights under the first sentence of this paragraph, (y) the Combustion Turbine has been disassembled and is ready to be inspected to determine the cause of the Unscheduled Outage, and (z) Seller has not provided TFA Services personnel to assist with such inspection, then Seller shall be considered to have failed to perform its material obligations under this Contract, and Buyer may elect to terminate this Contract pursuant to Section 12.2, Termination for Seller's Failure to Perform. In such case, unless Seller


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has made and is continuing to make diligent efforts to cure such failure in accordance with (and subject to the maximum cure period set forth in) Section 12.2, then Seller shall have waived its right to, and shall not be entitled to the benefits of, the cure periods specified in Section 12.2.

5.4 EXCLUSIVITY OF OBLIGATIONS AND REMEDIES. WITHOUT LIMITING SELLER'S OBLIGATIONS, WARRANTIES OR GUARANTEES SPECIFIED IN ARTICLE 8 OR ANY OBLIGATIONS, WARRANTIES OR GUARANTEES OF SELLER UNDER THE CTG SUBCONTRACT (WHICH MAY BE ASSIGNED TO BUYER PURSUANT TO THE EPC CONTRACT), SELLER'S OBLIGATIONS SET FORTH IN THIS ARTICLE 5 WITH RESPECT TO UNSCHEDULED OUTAGES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER OBLIGATIONS, WARRANTIES OR GUARANTEES, WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE). Without limiting any remedies or liabilities arising under or in connection with Section 3.3 or 3.4, Article 8 or the CTG Subcontract, the remedies set forth in this Article 5 shall constitute Seller's sole liability and Buyer's exclusive remedies arising under or in connection with this Contract for Unscheduled Outages whether claims of Buyer are based in contract, in tort (including negligence and strict liability), or otherwise.

                               ARTICLE 6. CHANGES

6.1 REQUEST FOR CHANGES. Buyer or Seller may request changes in the Workscope Obligations (a "CHANGE") and, if accepted by the other party, the Fees set forth in Exhibit E, performance, schedule, and other pertinent provisions of this Contract will be adjusted by mutual agreement of the parties and set forth in a writing in a document (a "CHANGE ORDER") prior to implementation of the Change (or if the parties are unable to agree on an equitable adjustment such equitable adjustment will be determined pursuant to Section 16.5, Dispute Resolution).

6.2 ADJUSTMENT. Additional expenses incurred and time spent by Seller in performing its Workscope Obligations due to (i) delays arising from a failure of Buyer to meet its obligations under this Contract, whether through its own performance or failure to perform, or through Buyer's other contractors' or subcontractors' performance or failure to perform, and (ii) changes in Laws after the date of this Contract, as applicable, will be treated as Changes and this Contract will be adjusted as set forth in Section 6.1. Seller shall use reasonable efforts and due diligence to mitigate the effect of any such delays or changes in Laws on the performance of its Workscope Obligations.


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6.3      NO ADDITIONAL COMPENSATION CHANGES. Upon providing Buyer reasonable prior written notice thereof, Seller may make an immaterial change in its Program Parts and Miscellaneous Hardware, Shop Repairs or Services supplied hereunder without additional compensation from Buyer if such change does not adversely affect the warranties, the technical soundness of the work, the schedule for the performance of the Workscope Obligations, or the operability of the Project. Subject to Buyer's prior written consent (which shall not be unreasonably withheld), Seller may make a material change in its Program Parts and Miscellaneous Hardware, Shop Repairs or Services supplied hereunder without additional compensation from Buyer if such change does not adversely affect the warranties, the technical soundness of the work, the schedule for the performance of the Workscope Obligations, or the operability of the Project. Seller shall not receive additional compensation from Buyer for any such change whether it is are material or immaterial.

6.4 CHANGES IN OPERATING RESTRICTIONS. The basis of this Contract is that each Combustion Turbine shall be operated in accordance with the requirements of the Power Purchase Agreement and Prudent Utility Practices, 8,000 EBH/year, with 250 Equivalent Starts per year, using Natural Gas and Water in accordance with the specifications set forth in Exhibit F, Natural Gas & Water Specification.

6.5      SCOPE CHANGES DUE TO SELLER ERROR. Notwithstanding anything in this
Article 6 to the contrary, no Change Order shall be issued and no adjustment of the price, performance, schedule, and other pertinent provisions of this Contract shall be made for Seller's correction of a warranty defect pursuant to
Article 8, Warranties.

           ARTICLE 7. DELIVERY; TITLE; RISK OF LOSS AND TRANSPORTATION

7.1 DELIVERY OF NEW PROGRAM PARTS OR MISCELLANEOUS HARDWARE. "DELIVERY" of each New Program Part, Miscellaneous Hardware or component thereof supplied under this Contract shall be made when said New Program Part, Miscellaneous Hardware, or component thereof arrives free on board the carrier (FOB) at the Site. Subject to the provisions of the immediately following paragraph, legal and equitable title, and risk of loss or damage to each such New Program Part, Miscellaneous Hardware, or component thereof shall pass from Seller to Buyer upon Delivery.

7.2 SHOP REPAIRED PROGRAM PARTS. Program Part(s) sent to Seller for Shop Repair or Program Part(s) and Miscellaneous Hardware being returned pursuant to the provisions of Article 8, Warranty, or Article 9, Intellectual Property, of this Contract will be sent by Buyer at its expense to the repair facility in the continental United States or Canada designated by Seller where the work is to be performed. Title to such Program Part(s) or Miscellaneous Hardware will remain at all times with Buyer. Risk of loss or damage to


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such Program Part(s) or Miscellaneous Hardware will transfer to Seller upon its arrival on board the carrier at the repair or manufacturing facility and will transfer back to Buyer when said Program Part, Miscellaneous Hardware, or component thereof is Delivered to Buyer free on board the carrier (FOB) at the Site. "DELIVERY" of each Program Part sent to Seller for Shop Repair or Program Part and Miscellaneous Hardware being returned pursuant to the provisions of
Article 8, Warranty, or Article 9, Intellectual Property under this Contract shall be made when such Shop Repaired Program Part, Program Par or Miscellaneous Hardware, or component thereof arrives free on board the carrier (FOB) at the Site.

7.3      TRANSPORTATION.

A.       Transportation and Storage

                  When items of New Program Parts or Miscellaneous Hardware are ready for shipment or Shop Repair is completed on Program Parts, Seller will (i) in the absence of shipping instructions, inform Buyer of pending shipment and Buyer will thereafter promptly give shipping instructions to Seller, (ii) determine the method of transportation and the routing of the shipment and (iii) ship the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts freight and insurance in freight prepaid and included in the price by Normal Carriage as defined below to the Site.

                  In the event that Buyer fails to provide Seller with timely shipping instructions or is unwilling or unable to timely receive the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts, Seller will, upon notice to Buyer and after giving Buyer reasonable opportunity to designate a mutually acceptable alternate destination, place such New Program Parts, Miscellaneous Hardware, or Shop Repaired Program Parts in storage. If the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts are to be placed into storage pursuant to this provision, Delivery of the New Program Parts Miscellaneous Hardware or Shop Repaired Program Parts shall be deemed to occur when the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts (i) are placed Free On Board the common carrier for shipment to the storage location or (ii) is placed into the storage location when stored in a Seller manufacturing or repair facility. On behalf of and as agent for Buyer, Seller shall insure the New Program Parts, Miscellaneous Hardware, or Shop Repaired Program Parts during any such storage period.

                  In the event of storage pursuant to the preceding paragraph, all expenses thereby reasonably incurred by Seller, including but not limited to, preparation for and placement into storage, handling, transportation, storage, inspection, preservation, taxes, insurance and any necessary rehabilitation prior to installation shall be payable by Buyer within 25 Days following submission of invoices prepared by Seller, unless Buyer


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disputes that such New Program Part, Miscellaneous Hardware or Shop Repaired
Program Part conforms to Seller's warranty obligations under Article 8 and Buyer is found to be correct in its dispute pursuant to Section 16.5, Dispute Resolution. When conditions permit and upon payment to Seller of any additional amounts due hereunder, Buyer shall arrange, at its expense, removal of New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts from storage.

B.       Normal Carriage

                  Normal Carriage means carriage by either highway transport (PROVIDED this does not necessitate use of specialized riggers trailers) or by rail transport on normal routing from the manufacturing/repair facility to the Site as designated in Section 7.1 or 7.2 respectively.

C.       Special Transportation and Services

                  If Buyer requests Seller to transport by other than Normal Carriage, Seller shall provide such requested non-Normal Carriage transport; PROVIDED, HOWEVER, that if Buyer's request for transportation by other than Normal Carriage is for reasons other than a delay attributable to Seller actually jeopardizing Delivery of such Program Part, Miscellaneous Hardware or Shop Repaired Program Part in accordance with Seller's Workscope Obligations, Buyer shall pay or reimburse Seller for any such transportation charges in excess of regular charges for Normal Carriage, including, but not limited to, excess charges reasonably incurred by Seller for special routing, special trains, specialized riggers trailers, lighterage, barging and air transport, within 25 Days following submission of an invoice therefor prepared by Seller.

                              ARTICLE 8. WARRANTIES

8.1 NEW PROGRAM PARTS AND MISCELLANEOUS HARDWARE WARRANTY AND EXCLUSIVE REMEDY. Seller warrants that the New Program Parts and Miscellaneous Hardware (including, without limitation, any additional Program Parts supplied under Section 3.3 or Section 5.2) provided to Buyer hereunder, including any New Program Part or Miscellaneous Hardware repaired or replaced by Seller under this New Program Parts and Miscellaneous Hardware Warranty, will be new and of utility grade quality in accordance with Prudent Utility Practices and free of defects in engineering, design, workmanship and materials until the first to occur of (A) one (1) year from the date of installation of the original New Program Part or Miscellaneous Hardware into the Combustion Turbine, (B) 250 Equivalent Starts after installation of the original New Program Part or Miscellaneous Hardware, (C) 8,000 EBHs after installation of the original New Program Part or Miscellaneous Hardware, or (D) three (3) years from the date of Delivery of the


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original New Program Part or Miscellaneous Hardware in accordance with the terms of this Contract; EXCEPT THAT the warranties on all New Program Parts and Miscellaneous Hardware shall expire no later than one year after the conclusion of the Term (the "NEW PROGRAM PARTS AND MISCELLANEOUS HARDWARE WARRANTY"). If during the New Program Parts and Miscellaneous Hardware Warranty period, Seller is within a reasonable time after discovery by Buyer notified in writing that a New Program Part fails to conform to the New Program Parts and Miscellaneous Hardware Warranty, Seller will at its expense (including any import duties, taxes, or fees, etc. imposed by applicable governmental authorities), as soon as commercially reasonable, correct such failure by, at Seller's option, repair or replacement. If Seller, in attempting to correct such failure under this New Program Parts and Miscellaneous Hardware Warranty, determines that such New Program Part or Miscellaneous Hardware cannot be repaired, Seller will, as soon as commercially reasonable, correct such failure by replacement. Any Program
Part which is replaced pursuant to this Section shall be deemed to have a scrap value of $0 and shall be returned by Buyer to Seller along with free and clear title thereto. Any transportation costs associated with the return of such Program Part shall be the responsibility of Seller. No amount shall be due to or from Buyer in connection with the return of such Program Part to Seller.

8.2 SHOP REPAIR WARRANTY AND EXCLUSIVE REMEDY. Seller warrants that the Shop Repair work performed by Seller on Program Parts, including any repair of a defective portion of a Shop Repair by Seller under this Shop Repair Warranty, will be free of defects in engineering of the Shop Repair, design of the Shop Repair, workmanship and materials until the first to occur of (A) one (1) year from the date of installation of the original Shop Repaired Program Part into the Combustion Turbine, (B) 250 Equivalent Starts after installation of the original Shop Repaired Program Part into the Combustion Turbine, (C) 8,000 EBHs after installation of the original Shop Repaired Program Part into the Combustion Turbine or (D) three (3) years from completion of the original Shop Repair; EXCEPT THAT the warranties on all Shop Repaired Program Parts shall expire no later than one (1) year after the conclusion of the Term (the "SHOP REPAIR WARRANTY"). If during the Shop Repair Warranty period Seller is within a reasonable time after discovery by Buyer notified in writing that a Shop Repaired Program Part fails to conform to the Shop Repair Warranty, Seller will at its expense (including any import duties, taxes, or fees, etc. imposed by applicable governmental authorities) as soon as commercially reasonable, correct such nonconformity by repair of the defective portion of the Shop Repaired Program Part, or if such nonconformity cannot be repaired, Buyer shall be entitled to a Parts Life Credit pursuant to Section 3.3.

8.3 SERVICES WARRANTY AND EXCLUSIVE REMEDY. Seller warrants, for each item of Services provided hereunder, that (i) the Services of its personnel will be competent and consistent with Prudent Utility Practices, (ii) the technical information, reports, analyses


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and recommendations transmitted by Seller in connection therewith will be competent and consistent with Prudent Utility Practices, (iii) the Services will comply in all material respects with Laws for a period of one (1) year from the date of completion of that item of Services and (iv) the Services will be free from defects in workmanship for one a period of one (1) year from the date of completion of that item of Services; EXCEPT THAT the warranties on Services shall expire no later than one year after the termination or conclusion of the Term (the "SERVICES WARRANTY"). If during the Services Warranty period Seller is notified by in writing, within a reasonable amount of time after Buyer's discovery, that any portion of the Services fails to conform to the Services Warranty, Seller will promptly reperform such nonconforming portion of the Services at no additional cost or expense to Buyer in a manner that conforms to the Services Warranty.

8.4 SHOP REPAIR TURN AROUND TIME WARRANTY AND EXCLUSIVE REMEDY. Seller warrants that any Program Part removed during a Scheduled Outage and delivered by Buyer to the repair or manufacturing facility designated by Seller for Shop Repair, will be repaired and Delivered by Seller, in accordance with Section 7.2, ("TURNED-AROUND") within twenty-six (26) weeks of delivery of such Program Part by Buyer to the repair or manufacturing facility designated by Seller. If a Program Part removed during a Scheduled Outage and delivered by Buyer to the repair or manufacturing facility designated by Seller for Shop Repair, is not Turned-Around within twenty-six (26) weeks or Seller, at its option, does not provide a new Program Part in lieu of the Program Part being Shop Repaired and an outage occurs which requires the installation of such Program Part, then for each Day of such outage that such Program Part is not Turned-Around, Seller shall pay Buyer liquidated damages in the amount of $10,000 per Day. Seller's aggregate liquidated damage payments pursuant to this Section 8.4 shall not exceed a maximum annual cap of $250,000. If Seller reaches the maximum cap on aggregate liquidated damages under this Section 8.4, and Seller still has not Turned-Around such Program Part, Seller shall be considered to have failed to perform its material obligations under this Contract, and Buyer may elect to terminate this Contract pursuant to Section 12.2. In such case, unless Seller has made and is continuing to make diligent efforts to cure such failure in accordance with (and subject to the maximum cure set forth in) Section 12.2, then Seller shall have waived its right to, and shall not be entitled to the benefits of, the cure periods specified in Section 12.2.


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8.5   WARRANTY CONDITIONS. The warranties and remedies set forth herein and the obligations and remedies set forth in Section 3.2 and Article 5 shall not apply if and to the extent that a claim hereunder arises as a result of, or is contributed to by, buyer's failure to do any of the following:

     (1) Buyer's receipt, handling, storage, operation and maintenance during any storage, operation and maintenance, including tasks incident thereto, of the Project, including any Program Parts and Miscellaneous Hardware, being in all material respects in accordance with the terms of the Combustion Turbine instruction manuals and operating criteria provided by Seller under the CTG Subcontract or the original equipment manufacturer subject to any mutually agreed upon variance thereto, and, to the extent not inconsistent with the foregoing, in general accordance with Prudent Utility Practices;

     (2) the Combustion Turbine being operated using Natural Gas and Water that are consistent with the specifications set forth in Exhibit F, Natural Gas & Water Specification and shall not have been subject to alteration (other than in accordance with this Contract or the CTG Subcontract), abuse or misuse (as determined by reference to Prudent Utility Practices, and excluding any such abuse or misuse arising out of or resulting from work performed by or on behalf of Seller hereunder or under the CTG Subcontract);

     (3) any accidental damage to the Combustion Turbine being repaired consistent with the original equipment manufacturer's reasonable recommendations, and

     (4)  Buyer, without cost to Seller:

          (a) providing working access to the non-conforming New Program Parts, Miscellaneous Hardware, Shop Repaired Program Parts or Services including disassembly and reassembly of the Combustion Turbine;

          (b) providing reasonable access to plant and operating and maintenance data;

          (c) making its Site facilities and Site operators available to assist Seller in the performance of its warranty obligations, to the extent they are reasonably available; and

          (d) unless otherwise provided as part of a Seller's warranty obligation, hiring Seller to provide TFA Services, Program Parts, Shop Repairs and Miscellaneous Hardware required to disassemble the Combustion Turbine, to repair, and install or replace the Program Parts or


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               Miscellaneous Hardware in the Combustion Turbine after it has been disassembled and to reassemble the Combustion Turbine.

8.6 EXCLUSIVITY OF WARRANTIES AND REMEDIES. WITHOUT LIMITING SELLER'S OBLIGATIONS, WARRANTIES OR GUARANTEES UNDER SECTIONS 3.3 AND 3.4 AND ARTICLE 5 OR ANY OBLIGATIONS, WARRANTIES OR GUARANTEES OF SELLER UNDER THE CTG SUBCONTRACT (WHICH MAY BE ASSIGNED TO BUYER PURSUANT TO THE EPC CONTRACT), THE WARRANTIES SET FORTH IN THIS ARTICLE 8 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE). Without limiting any remedies or liabilities arising under or in connection with Sections 3.3 and 3.4, Article 5 or the CTG Subcontract, the remedies set forth in this Article 8 shall constitute Seller's sole liability and Buyer's exclusive remedies arising under or in connection with this Contract for failure of Seller to meet its warranty obligations hereunder, whether claims of Buyer are based in contract, in tort (including negligence and strict liability), or otherwise.

8.7 RELATIONSHIP TO CTG SUBCONTRACT. Seller and Buyer acknowledge and agree that the warranties, remedies and other benefits provided by Seller to Buyer under this Contract are independent of and complimentary to the warranties, remedies and other benefits provided by EPC Contractor to Buyer under the EPC Contract and by Seller to the EPC Contractor under the CTG Subcontract (which may be assigned to Buyer pursuant to the EPC Contract).

                        ARTICLE 9. INTELLECTUAL PROPERTY

9.1 PATENT, COPYRIGHT, OR TRADE SECRET INFRINGEMENT. Seller will, at its own expense, defend or at its option settle any suit or proceeding brought against Buyer in so far as it is based on an allegation that any Program Parts, Miscellaneous Hardware or any of the processes used by Seller used in connection with the Shop Repairs or Services, supplied by Seller hereunder or use thereof for its intended purpose, constitutes an infringement of any United States patent, copyright or trade secret, if Seller is notified promptly in writing and given authority, information and reasonable assistance in a timely manner for the defense of said suit or proceeding. Seller will pay the damages and costs awarded in any such suit or proceeding. Seller will not be responsible for any settlement of such suit or proceeding made without its prior written consent. In case any of the Program Parts, Miscellaneous Hardware or processes used by Seller in connection with the Shop Repairs or Services supplied by Seller hereunder, as a result of any such suit or proceeding, is held to constitute infringement of any United States patent, copyright or trade secret, or


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its use by Buyer is enjoined, Seller will, at its option and its own expense, either: (a) procure for Buyer the right to continue using said Program Part, but still satisfy Seller's Workscope Obligations, Miscellaneous Hardware or process, at no additional cost to Buyer; (b) replace it with substantially equivalent noninfringing Program Part, Miscellaneous Hardware or process; or (c) modify it so it becomes noninfringing and still satisfies Seller's obligations hereunder.

9.2 LIMITATION OF INTELLECTUAL PROPERTY OBLIGATIONS. Seller will have no duty or obligation to Buyer under this Article 9 to the extent that the Program Parts, Miscellaneous Hardware or any of the processes used by Seller in connection with the Shop Repairs or Services supplied by Seller hereunder is (a) supplied according to Buyer's design or instructions wherein compliance therewith has caused Seller to deviate from its normal course of performance; PROVIDED that, prior to deviating in such a manner from its normal course of performance, Seller has given Buyer written notice of such deviation and the resulting effect on Seller's obligations hereunder, (b) modified by Buyer or its contractors after Delivery, or (c) combined by Buyer or its contractors with items not furnished hereunder or under the CTG Subcontract and by reason of said design, instruction, modification, or combination a suit is brought against Buyer. In addition, if by reason of such design, instruction, modification or combination, a suit or proceeding is brought against Seller, Buyer shall protect Seller in the same manner and to the same extent that Seller has agreed to protect Buyer under the provisions of Section 9.1.

9.3 EXCLUSIVITY OF DUTIES AND REMEDIES. THIS ARTICLE 9 IS AN EXCLUSIVE STATEMENT OF ALL THE OBLIGATIONS OF THE PARTIES, RELATING TO PATENTS, COPYRIGHTS OR TRADE SECRETS AND DIRECT OR CONTRIBUTORY INFRINGEMENT THEREOF, AND OF ALL THE REMEDIES OF BUYER OR SELLER RELATING TO ANY CLAIMS, SUITS, OR PROCEEDINGS INVOLVING PATENTS, COPYRIGHTS OR TRADE SECRETS WITH RESPECT TO SELLER'S WORKSCOPE OBLIGATIONS. Compliance with this Article 9 as provided herein shall constitute fulfillment of all obligations of the parties under this Contract with respect to patents, copyrights or trade secrets.

                        ARTICLE 10. COMPLIANCE WITH LAWS

10.1 GENERALLY. Subject to the provisions of Section 10.2, Seller shall at all times comply, and shall assure that the Program Parts, Miscellaneous Hardware, Shop Repairs and Services supplied by Seller, at the time of Delivery or performance comply in all material respects with all Laws applicable to the design, manufacture of the Program Parts and Miscellaneous Hardware, the Shop Repair of Program Parts, and the performance by Seller of its other obligations hereunder.

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10.2   CHANGES IN LAW, ETC. Without limiting Article 8, in the event that any change in Laws enacted or otherwise approved after the date of this Contract requires or makes necessary any modifications to the Workscope Obligations including a change in Law which necessitates Buyer or Seller to vary from the instruction manuals and operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer, Buyer or Seller, as the case may be, shall reasonably promptly notify the other thereof in writing upon its discovery of such change in Laws. If any such modification is required by any changes in Laws, Seller shall make such modification provided such modification is reasonably technically feasible, and if such modification increases or decreases Seller's cost of providing the Workscope Obligations, or delays Seller's schedule or affects any other provision of this Contract, the parties shall negotiate in good faith and enter into a Change Order in accordance with the provisions of Section 6.2 (For changes in Law which necessitate Buyer or Seller to vary from the instruction manuals and operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer, Buyer and Seller shall mutually and reasonably agree in writing to such variance and shall thereafter comply with such instruction manuals and operating criteria with the variance applied.). Seller shall use reasonable efforts and due diligence to mitigate the effect of any such changes in Laws on the performance of its Workscope Obligations and the cost thereof to Buyer.

                              ARTICLE 11. INSURANCE

11.1 SELLER'S INSURANCE. Without limiting Seller's liability under this Contract, Seller shall self insure or maintain in full force and effect during the term of this Contract with insurance companies authorized to do business in the State of New Jersey and reasonably satisfactory to Buyer, the insurance described below with coverage at levels normal in the ordinary course of its business, but at levels no less than the minimums indicated, and shall provide to Buyer certificates evidencing such coverages:

       (a) Commercial general liability insurance, including bodily injury, property damage, products/completed operations, contractual, and personal injury liability, with a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate;

       (b) Umbrella excess liability coverage providing excess general liability, automobile, liability and employer's liability with a combined single limit of $6,000,000;

       (c) Workers' Compensation insurance with statutory limits, and Employers Liability insurance with limits of not less than $1,000,000 per accident; and


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       (d)  Business automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate.

11.2 BUYER'S INSURANCE. Without limiting Buyer's liability under this Contract, Buyer shall maintain in full force and effect during the term of this Contract with insurance companies authorized to do business in the State of New Jersey and reasonably satisfactory to Seller, the insurance described below, with coverage at levels normal in the ordinary course of its business, but at levels no less than the minimums indicated, and shall provide to Seller certificates evidencing such coverages:

       (a) Property insurance, including boiler and machinery coverage covering all real and personal property of Buyer on a 100% replacement cost basis (as reasonably determined by Buyer) and business interruption insurance coverage to cover "gross earnings," which will include all fixed expenses and interest for twelve (12) months, in each case to the extent available on commercially reasonable terms (and the parties agree that Buyer shall not be required to have a deductible period on such business interruption coverage of less than 90 Days);

       (b) Commercial general liability insurance, including bodily injury, property damage, products/completed operations, contractual, and personal injury liability, with a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate;

       (c) Umbrella excess liability coverage providing excess general liability, automobile, liability and employer's liability with a combined single limit of $6,000,000;

      (d) Workers' Compensation insurance with statutory limits, and Employers Liability insurance with limits of not less than $1,000,000 per accident; and

      (e) Business automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate.

11.3   POLICIES. Seller agrees to cause the insurance policy specified in
Section 11.1(c) to include a waiver of subrogation rights against Buyer. Buyer agrees to cause the insurance policies specified in Sections 11.2(a) and 11.2(d) to include waivers of subrogation rights against Seller.


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[*]

                             ARTICLE 12. TERMINATION

12.1 TERMINATION FOR SELLER'S INABILITY TO PERFORM. If any proceeding is instituted against Seller seeking to adjudicate Seller as a bankrupt or insolvent, or if Seller makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of the insolvency of Seller, or if Seller files a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts and, in the case of any such proceeding instituted against Seller (but not by Seller) if such proceeding is not dismissed within forty-five
(45) Days of such filing, Buyer may terminate this Contract by written notice to Seller.

12.2 TERMINATION FOR SELLER'S FAILURE TO PERFORM. Buyer may terminate this Contract by written notice to Seller, if Seller fails to perform or observe in any material respect any provision of this Contract and (a) fails to promptly commence to cure and diligently pursue the cure of such failure or (b) fails to remedy any such failure within (i) forty-five (45) Days after Seller receives written notice of such failure, or (ii) PROVIDED that if Seller diligently pursues the cure of such failure in such a manner and within such time to avoid any material adverse effect on the Project or Buyer's rights hereunder or under the Power Purchase Agreement, or if a material adverse effect cannot be avoided, in such a manner and within such time so that the expected effects of such cure are in all respects no more adverse to the Project and Buyer's rights hereunder and under the Power Purchase Agreement than the expected effects of terminating this Contract and pursuing any or all other options that may be available to Buyer, such longer period, not to exceed one hundred eighty (180) Days as may be necessary for Seller to cure such failure. In addition, Buyer may terminate this Contract if (i) Buyer terminates the EPC Contract due to the EPC Contractor's default or inability to perform thereunder and Buyer does not assume the rights and obligations of the EPC Contractor under the CTG Subcontract or due to Buyer's inability to obtain construction financing or environmental operating permits for the Project, (ii) the EPC Contractor terminates the EPC Contract for any reason other than Buyer's default thereunder and Buyer does not assume the rights and obligations of the EPC Contractor under the CTG Subcontract, or (iii) the CTG Subcontract is terminated for any reason.

12.3 BUYER'S AND SELLER'S RIGHTS AND OBLIGATIONS WHEN BUYER TERMINATES FOR SELLER'S INABILITY OR FAILURE TO PERFORM. If Buyer elects to terminate this Contract pursuant to Section 12.1 or 12.2, Seller shall be entitled to retain or receive only those amounts paid


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or payable hereunder at the time of termination for any Workscope Obligations which Seller had manufactured or performed at the time of termination. Upon such a termination, Seller shall stop work on the terminated portion of this Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware paid for by Buyer as provided in this Section 12.3, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. The cost of such Delivery will be paid by Seller. No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival. If the payments that were made by Buyer to Seller prior to or at the time of termination exceed the amounts paid or payable pursuant to this Section 12.3, Seller shall reimburse Buyer the excess.

12.4 TERMINATION FOR BUYER'S CONVENIENCE. Buyer may, at its sole option, terminate this Contract in whole or in part by written notice to Seller, (i) at any time after completion of the first Major Outage of the Combustion Turbine Generators, (ii) if Buyer terminates the EPC Contract for any reason other than
(a) the default or inability to perform of the EPC Contractor or (b) Buyer's inability to obtain construction financing or environmental operating permits for the Project, or (iii) if the EPC Contractor terminates the EPC Contract for Buyer's default thereunder.

12.5 BUYER'S AND SELLER'S RIGHTS AND OBLIGATIONS WHEN BUYER TERMINATES FOR ITS CONVENIENCE. Upon Buyer's termination pursuant to Section 12.4, Seller shall stop work on the terminated portion of this Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, subject to Buyer's payment of the amount due under this Section 12.5 following such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. Within one (1) month after receipt of such notice of termination, Seller will submit to Buyer in writing its claim for reimbursement of reasonable costs incurred as a result of the termination. Such claim, which may include reasonable termination costs, if any, from lower tier subcontractors, shall follow the requirements hereinafter set forth. If the parties cannot


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agree within 45 Days after receipt of such notice of termination upon the fair compensation to Seller, Buyer will pay Seller within 60 Days after receipt of such notice of termination, without duplication:

       (a) The Fees due and payable for Workscope Obligations already performed by Seller and received by Buyer at the time of termination which have not previously been paid by Buyer.

       (b) Reasonable state of completion expenses for New Program Parts, Miscellaneous Hardware, Shop Repairs and Services performed by Seller at the time of such termination, including reasonable overhead and profit; [*]

       (c) Reasonable expenses actually incurred by Seller and approved in writing by Buyer in settling Seller's terminated orders and subcontracts hereunder and the protection of property in which Buyer has or may have an interest, including reasonable overhead and profit.

       (d) Reasonable expenses of demobilization, equipment storage, transportation, and handling, including reasonable overhead and profit.

If the payments that were made by Buyer to Seller prior to or at the time of termination exceed the amounts paid or payable pursuant to this Section 12.5, Seller shall reimburse Buyer the excess. Payments under this Section 12.5, excluding all payments made under this Contract prior to the termination, shall in no event exceed the amount of the Contract Price payable to Seller during the year in which this Contract is so terminated. If there is a dispute as to the reasonableness of expenses listed in items (a) - (d) above such dispute shall be resolved in accordance with Section 16.5.2. [*] No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival.

12.6 TERMINATION BY SELLER. If, (i) with respect to any invoice delivered pursuant to Section 4.3, Buyer neither makes payment thereon in accordance with Section 4.4 nor provides a notice of dispute relating thereto in accordance with Section 4.5, in either case within the twenty-five (25) Day period provided in such Sections, (ii) a proceeding is instituted against Buyer seeking to adjudicate Buyer as a bankrupt or insolvent and such

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proceeding is not dismissed or stayed within forty-five (45) Days of such filing, (iii) Buyer makes a general assignment for the benefit of its creditors, (iv) a receiver is appointed on account of the insolvency of Buyer, or (v) Buyer files a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts, then Seller may at its option terminate this Contract by written notice to Buyer; PROVIDED that, no such termination notice shall be effective if Buyer pays the amount due within ninety (90) Days of Buyer's receipt of such notice.

12.7 BUYER'S AND SELLER'S RIGHTS AND OBLIGATIONS WHEN SELLER TERMINATES. Upon Seller's termination pursuant to Section 12.6, Seller shall stop work on the terminated portion of this Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, subject to Buyer's payment of the amount due under this Section 12.7 following such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. Within one (1) month after receipt of such notice of termination, Seller will submit to Buyer in writing its claim for reimbursement of reasonable costs incurred as a result of the termination. Such claim, which may include reasonable termination costs, if any, from lower tier subcontractors, shall follow the requirements hereinafter set forth. If the parties cannot agree within 45 Days after receipt of such notice of termination upon the fair compensation to Seller, Buyer will pay Seller within 60 Days after receipt of such notice of termination, without duplication:

       (a) The Fees due and payable for Workscope Obligations already performed by Seller and received by Buyer at the time of which have not previously been paid by Buyer.

       (b) Reasonable state of completion expenses for New Program Parts, Miscellaneous Hardware, Shop Repairs and Services performed by Seller at the time of such termination, including reasonable overhead and profit; [*]

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       (c)  Reasonable expenses actually incurred by Seller and approved in writing by Buyer in settling Seller's terminated orders and subcontracts hereunder and the protection of property in which Buyer has or may have an interest, including reasonable overhead and profit.

       (d) Reasonable expenses of demobilization, equipment storage, transportation, and handling, including reasonable overhead and profit.

If the payments that were made by Buyer to Seller prior to or at the time of termination exceed the amounts paid or payable pursuant to this Section 12.7, Seller shall reimburse Buyer the excess. Payments under this Section 12.7, excluding all payments made under this Contract prior to the termination, shall in no event exceed the amount of the Contract Price payable to Seller during the year in which this Contract is so terminated. If there is a dispute as to the reasonableness of expenses listed in items (a) - (d) above such dispute shall be resolved in accordance with Section 16.5.2. [*] No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival.

12.8 EXCLUSIVITY OF RIGHTS AND REMEDIES. WITH THE EXCEPTION OF ANY ACCRUED CLAIMS EXISTING AT THE TIME OF SUCH NOTICE OF TERMINATION AND THOSE RIGHTS, DUTIES, OBLIGATIONS AND REMEDIES THAT EXPRESSLY SURVIVE PURSUANT TO SECTION 16.22, THIS ARTICLE 12 IS AN EXCLUSIVE STATEMENT OF ALL THE RIGHTS, DUTIES, OBLIGATIONS and Remedies OF THE PARTIES RELATING TO TERMINATION. Compliance with this Article 12 as provided herein shall constitute fulfillment of all liabilities of the parties under this Contract with respect to termination.

                           ARTICLE 13. INDEMNIFICATION

13.1 SELLER'S INDEMNITY. To the fullest extent permitted by Law, Seller shall defend, indemnify and hold harmless Buyer from and against liability resulting from injury to or death of persons and from damage to or loss of third party property, caused by or arising in whole or in part out of, but only to the extent of the negligent acts or omissions of Seller while performing Services at or near the Site. Seller's indemnity obligation under this Section 13.1 shall not apply to any liabilities arising out of or relating to events or circumstances occurring more than one (1) year after end of the Term.

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13.2   BUYER'S INDEMNITY. To the fullest extent permitted by Law, Buyer shall defend, indemnify and hold harmless Seller from and against liability resulting from injury to or death of persons and from damage to or loss of third party property, caused by or arising in whole or in part out of, but only to the extent of the negligent acts or omissions of Buyer while performing its obligations under this Contract at or near the Site or while otherwise operating and maintaining the Project. Buyer's indemnity obligation under this Section 13.2 shall not apply to any liabilities arising out of or relating to events or circumstances occurring more than one (1) year after end of the Term.

                       ARTICLE 14. LIMITATION OF LIABILITY

14.1 NO CONSEQUENTIAL DAMAGES. EACH PARTY AGREES THAT, EXCEPT TO THE EXTENT LIQUIDATED DAMAGES PROVIDED HEREIN ARE SO CONSIDERED, NEITHER SELLER, NOR ITS SUPPLIERS, NOR BUYER WILL UNDER ANY CIRCUMSTANCES BE LIABLE UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER, INCLUDING WITHOUT
LIMITATION: DAMAGE TO OR LOSS OF PROPERTY OR EQUIPMENT; LOSS OF PROFITS OR REVENUE; LOSS OF USE OF MATERIAL, EQUIPMENT OR POWER SYSTEM; INCREASED COSTS OF ANY KIND, INCLUDING BUT NOT LIMITED TO CAPITAL COST, FUEL COST AND COST OF PURCHASED OR REPLACEMENT POWER; OR CLAIMS OF CUSTOMERS.

14.2 EXCLUSIVE REMEDY AND CAP ON LIABILITY. BUYER EXPRESSLY AGREES THAT THE REMEDIES PROVIDED HEREIN ARE EXCLUSIVE AND THAT UNDER NO CIRCUMSTANCES SHALL THE TOTAL AGGREGATE LIABILITY OF SELLER ARISING OUT OF ALL OBLIGATIONS HEREUNDER, [*], DURING A GIVEN YEAR UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, [*] PAYABLE TO SELLER FOR THAT GIVEN YEAR UNDER THIS CONTRACT. BUYER FURTHER EXPRESSLY AGREES THAT UNDER NO CIRCUMSTANCES SHALL THE TOTAL AGGREGATE LIABILITY OF SELLER ARISING OUT OF ALL OBLIGATIONS HEREUNDER, [*], UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT

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(INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, [*]
 PAYABLE TO SELLER UNDER THIS CONTRACT.

14.3 EXTENT OF WAIVERS. THE WAIVERS AND DISCLAIMERS OF LIABILITY, RELEASES FROM LIABILITY, AND LIMITATIONS ON LIABILITY EXPRESSED IN THIS ARTICLE 14 SHALL EXTEND TO THE PARTNERS, PRINCIPALS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF SELLER AND BUYER AND THEIR RESPECTIVE AFFILIATES OR SUCCESSORS.

14.4 EXTENT OF CONFLICTS. THE PROVISIONS OF THIS ARTICLE 14 SHALL PREVAIL OVER ANY CONFLICTING OR INCONSISTENT PROVISIONS SET FORTH ELSEWHERE IN THIS CONTRACT.


                            ARTICLE 15. FORCE MAJEURE

15.1 EXCUSE BY FORCE MAJEURE. Neither party will be liable for failure to perform any obligation or delay in performance, excluding payment, to the extent such failure or delay is caused by any act or event beyond the reasonable control of the affected party or Seller's Suppliers; PROVIDED that such act or event is not the fault or the result of negligence of the affected party and such party has been unable by exercise of reasonable diligence to overcome or mitigate the effects of such act or event ("FORCE MAJEURE"). Force Majeure includes, without limitation, any act of God; act of civil or military authority; act of war whether declared or undeclared; act (including without limitation unreasonable delay or failure to act) of any governmental authority; civil disturbance; insurrection or riot; sabotage; fire; inclement weather conditions; earthquake; flood; strikes, work stoppages or other labor difficulties of a regional or national character which are not limited to only the employees of Seller or its subcontractors or suppliers and which are not due to the breach of an applicable labor contract by the party claiming Force Majeure; embargo; fuel or energy shortage; delay or accident in shipping or transportation to the extent attributable to another Force Majeure; changes in Laws which substantially prevents a party from complying with its obligations in conformity with its requirements under this Contract or failure or delay beyond its reasonable control in obtaining necessary manufacturing facilities, labor, or materials from usual sources to the extent attributable to another Force Majeure; or failure of any principal contractor to provide equipment to the extent attributable to another Force Majeure. Force Majeure shall not include: (1) economic hardship, (2) changes in market conditions, or (3) except due to an event of Force Majeure, late Delivery of Program Parts or Other Equipment.

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15.2   EFFECT OF FORCE MAJEURE. In the event of a delay in performance excusable under this Article 15, the date of Delivery or time for performance of the work will be extended by a period of time reasonably necessary to overcome the effect of such Force Majeure and if the Force Majeure lasts for a period longer than thirty (30) Days and such delay directly increases Seller's costs or expenses, Buyer, after reviewing Seller's additional direct costs and expenses, will reimburse Seller for its reasonable additional direct costs and expenses incurred after thirty (30) Days from the beginning of the Force Majeure resulting from said delay. Buyer's may, as part of its review, audit Seller's additional direct costs and expenses; PROVIDED that such audit is conducted by Seller's independent accounting firm used for Corporate Accounts and is done without unreasonably disrupting Seller's normal business operations.

                            ARTICLE 16. MISCELLANEOUS

16.1   COOPERATION IN FINANCING. Subject to the obligations specified in
Section 16.2, Seller shall furnish to Buyer such information, consents, certifications, opinions of counsel and other documents or assistance as may reasonably be requested by the parties providing financing to the Project.

16.2     PROPRIETARY INFORMATION.

16.2.1 PROPRIETARY INTEREST. Seller may have a proprietary interest in information that may be furnished pursuant to this Contract including Seller's proposal and this Contract itself, and including any information which provides Seller a competitive advantage in the marketplace in the field of design, engineering, manufacturing, operation, maintenance, procurement and construction of power generation, transmission and distribution facilities.). Buyer will keep in confidence and will not disclose any such information which is specifically designated as being proprietary to Seller in writing, or if given orally and designated as proprietary at such time, reduced to writing within a reasonable amount of time thereafter, without the prior written permission of Seller or use any such information for other than the purpose for which it is supplied. The provisions of this paragraph shall not apply to information, notwithstanding any confidential designation thereof, which is known to Buyer without any restriction as to disclosure or use at the time it is furnished, which is or becomes generally available to the public without breach of any agreement, or which is received from a third party without limitation or restriction on said third party or Buyer at the time of disclosure, or which is developed independently by Buyer. Notwithstanding the foregoing, Buyer may disclose information which it receives from Seller, which Seller has a proprietary interest in, to (i) credit rating agencies (any such agency, a "RATING AGENCY") and entities providing construction or term financing, including an independent engineering firm (the "INDEPENDENT ENGINEER") acting on behalf of such entities, PROVIDED that such entities

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are not in competition with Seller in Seller's power generation, distribution and transmission business, (ii) GPU, or (iii) any of Buyer's Affiliates, PROVIDED that such entities or GPU have entered into a confidentiality agreement with Buyer that is reasonably acceptable to Seller.

Notwithstanding any other provision of this Section 16.2.1 to the contrary,
(a) Buyer shall be permitted to summarize the material terms and conditions of this Contract for purposes of including such summary in any offering statements or similar disclosure documents relating to the financing of the Facility ("OFFERING STATEMENTS"), which will be provided to Rating Agencies that may provide a rating for such debt and to prospective purchasers of such debt (any such prospective purchaser, an "OFFEREE") and (b) the Independent Engineer may utilize certain information relating to the Project in a report (the "REPORT") which will be included in such Offering Statements; PROVIDED, HOWEVER, that prior to the distribution of the summary referred to in clause
(a) above and the Report referred to in clause (b) above to any Rating Agency or Offeree, Buyers shall provide Seller a copy thereof and Seller have a reasonable period of time to review and provide comments thereon to Buyer in the case of the summary and to Buyer and the Independent Engineer in the case of the Report. Buyer shall give due consideration to such comments in finalizing the summary and shall cause the Independent Engineer to give due consideration to such comments in finalizing the Report, in both cases in light of Seller's interest in protecting its proprietary information and in light of Buyer's and the Independent Engineer's disclosure obligations under applicable securities laws and Buyer shall use its best efforts to prevent inclusion of the pricing and any individual parts life provisions of this Contract in any such summary or Report. The parties shall attempt in good faith to resolve any disagreement concerning information to be included in such summary and Report. No Offeree shall be given a copy of this Contract without the prior written consent of the Seller (such consent not to be unreasonably withheld), but an Offeree may inspect a copy of this Contract at the offices of Buyer or its designee PROVIDED that such Offeree has entered into an appropriate confidentiality agreement and such Offeree is not in competition with Seller in Seller's power generation, distribution and transmission business.

Seller recognizes that in the event that Buyer files a registration statement with the Securities and Exchange Commission ("SEC") in respect of any debt offering, it will be required to submit a copy of this Contract to the SEC. In the event that this Contract is filed with the SEC in accordance with SEC rules, Seller may designate portions of this Contract with respect to which Seller wishes Buyer to use its best efforts to obtain confidential treatment thereof in any filing with the SEC, and Buyer shall provide Seller a reasonable opportunity (not less than ninety (90) days) prior to such filing to deliver such designations to Buyer, accompanied by a written explanation of such designations and Buyer shall reimburse Seller for any reasonable costs Seller incurs with respect to such

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designations and written explanation of such designations within (25) Days of
Buyer's receipt of Seller's invoice therefor. Buyer shall comply with Seller's designations regarding confidential treatment in connection with any such filing, PROVIDED that Seller recognizes that any decision regarding the confidential treatment of any portion of this Contract shall be made by the SEC in its sole discretion and Buyer (provided that Buyer has complied with the provisions of this paragraph) shall have no obligation under this Section
16.2.1 with respect to any portion of this Contract for which the SEC elects not to grant confidential treatment.

16.2.2 INDEMNITY. Buyer shall indemnify and hold Seller harmless for any direct liability suffered by Seller as a result of Buyer's disclosure to third parties or Buyer's improper use of the proprietary information.

16.2.3 DISCLOSURE PURSUANT TO GOVERNMENT MANDATE. When required by any appropriate governmental or regulatory authority or a court of competent jurisdiction (hereinafter collectively referred to as a "GOVERNMENTAL AUTHORITY"), whether pursuant to applicable law or regulation or lawful subpoena or other order or mandate issued by a Governmental Authority, Buyer may disclose such proprietary information to such Governmental Authority; PROVIDED, HOWEVER, that prior to making any such disclosure, Buyer will: (a) provide Seller with timely advance written notice of the proprietary information requested by such Governmental Authority and Buyer's intent to so disclose; (b) minimize the amount of proprietary information to be provided consonant with the interests of Seller and its Suppliers and the requirements of the Governmental Authority involved; and (c) make every reasonable effort (which shall include participation by Seller in discussions with the Governmental Authority involved but shall not include Buyer incurring costs or expenses) to secure confidential treatment and minimization of the proprietary information to be provided. In the event that efforts to secure confidential treatment are unsuccessful, Seller shall, in the event and to the extent permitted under Law, have the prior right to revise such information to minimize the disclosure of such information in a manner consonant with its interests and the requirements of the Governmental Authority involved.

16.2.4 PROPRIETARY INTEREST. Buyer may have a proprietary interest in information that may be furnished pursuant to this Contract including this Contract itself, and including any information which provides Buyer a competitive advantage in the marketplace in the field of development and ownership of power generation, transmission and distribution facilities.). Seller will keep in confidence and will not disclose any such information which is specifically designated as being proprietary to Buyer without the prior written permission of Buyer or use any such information for other than the purpose for which it is supplied. The provisions of this paragraph shall not apply to information, notwithstanding any confidential designation thereof, which is known to Seller without

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any restriction as to disclosure or use at the time it is furnished, which is or becomes generally available to the public without breach of any agreement, or which is received from a third party without limitation or restriction on said third party or Seller at the time of disclosure, or which is developed independently by Seller. Notwithstanding the foregoing, Seller may disclose information which it receives from Buyer, which Buyer has a proprietary interest in, to any of Seller's Affiliates; PROVIDED that such entities have entered into a confidentiality agreement with Seller that is reasonably acceptable to Buyer and such entities are not in competition with Buyer or Buyer's Affiliates in the field of development, operation or ownership of power generation, transmission and distribution facilities.

16.2.5 INDEMNITY. Seller shall indemnify and hold Buyer harmless for any liability suffered by Buyer as a result of Seller's disclosure to third parties or improper use of the proprietary information.

16.2.6 DISCLOSURE PURSUANT TO GOVERNMENT MANDATE. When required by any Governmental Authority, whether pursuant to applicable law or regulation or lawful subpoena or other order or mandate issued by a Governmental Authority, Seller may disclose such proprietary information to such Governmental Authority; PROVIDED, HOWEVER, that prior to making any such disclosure, Seller will: (a) provide Buyer with timely advance written notice of the proprietary information requested by such Governmental Authority and Seller's intent to so disclose; (b) minimize the amount of proprietary information to be provided consonant with the interests of Buyer and the requirements of the Governmental Authority involved; and (c) make every reasonable effort (which shall include participation by Buyer in discussions with the Governmental Authority involved but shall not include Seller incurring costs or expenses) to secure confidential treatment and minimization of the proprietary information to be provided. In the event that efforts to secure confidential treatment are unsuccessful, Buyer shall, in the event and to the extent permitted under Law, have the prior right to revise such information to minimize the disclosure of such information in a manner consonant with its interests and the requirements of the Governmental Authority involved.

16.3 SUBCONTRACTORS. Seller shall have the right to have individual items of the Program Parts or Miscellaneous Hardware supplied to it or Services performed by subcontractors or subvendors, PROVIDED that no such subcontractor or subvendor is intended to be or shall be deemed a third-party beneficiary of this Contract. Notwithstanding the foregoing, no arrangements between Seller and any subcontractor or subvendor shall create any contractual relationship between any subcontractor or vendor and Buyer or relieve Seller from any of its obligations hereunder. Seller shall be solely responsible for the engagement and management of subcontractors and subvendors in the performance of work, for all work performed and items provided by subcontractors and

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vendors and for all acts and omissions of subcontractors and vendors. For work performed at the Site, if Buyer requests an employee, subcontractor or subvendor be removed for cause and demonstrates reasonable grounds for such request, Seller shall remove such employee, subcontractor or subvendor and shall not allow such person or entity to participate further in the performance of Services under this Contract.

16.4 THIRD PARTIES. Except as otherwise expressly provided in this Contract, nothing in this Contract shall be construed to create any duty to, standard of care with respect to or any liability to any person who is not a party to this Contract.

16.5     DISPUTE RESOLUTION.

16.5.1 FORMAL DISPUTE RESOLUTION PROCESS. In the event a dispute arises between Seller and Buyer regarding the application or interpretation of any provision of this Contract, the aggrieved party shall promptly notify the other party and the Parties shall negotiate in good faith and attempt to resolve such dispute. If the parties shall have failed to resolve the dispute within thirty (30) Days after delivery of such notice, each party shall have the right to require, by written notice to the other party containing a brief description of the dispute, that each party nominate and have a senior officer of its management meet with the other party's nominated senior officer at the Site, or at any other mutually agreed to location, within fifteen (15) Days of such request, in order to attempt to resolve the dispute. Should the Parties be unable to resolve the dispute to their mutual satisfaction within fifteen (15) Days after such meeting, each party shall have the right to pursue any and all remedies available to it at law or in equity.

16.5.2 INDEPENDENT EXPERT DISPUTE RESOLUTION PROCESS. If any dispute hereunder involves technical issues, either party could request that such matter be referred to a mutually acceptable independent expert for resolution in an expedited manner pursuant to procedures and timing to be mutually agreed upon by the Parties; PROVIDED that if the other party does not agree to such request or the Parties are unable to reach an agreement on such independent expert or such governing procedures (in each case in the sole discretion of each party) in any case within thirty (30) Days after the initial request, then either party may require that the dispute be submitted to resolution pursuant to Section 16.5.1. The findings of any such mutually acceptable independent expert with respect to any technical issues so presented to it for resolution hereunder shall be final and binding upon the Parties.

16.5.3 PERFORMANCE DURING DISPUTE. During the pendency of a dispute, neither party shall be entitled to terminate or suspend its performance under this Contract as a result of any such dispute or dispute resolution proceedings. The provisions of this Section 16.5 shall survive the termination or expiration of this Contract.

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16.6   ASSIGNMENT AND DELEGATION. Except as is otherwise set forth in this paragraph, this Contract will not be assigned by either party without the prior written consent of the other party, which consent will not be unreasonably withheld. Any purported assignment without such prior written consent shall be null and void. Seller may assign this Contract without prior written consent, in whole but not in part, to a Seller's Affiliate or a wholly owned subsidiary or successors thereof, PROVIDED that such assignee's financial and technical capabilities are either greater or substantially similar to Seller's at such time or are otherwise such that the assignment could not reasonably be expected to have a material adverse effect on Buyer's rights and obligations hereunder. Buyer may assign this Contract without prior written consent to (i) entities providing construction or term financing for the Project as security for such entities' loans and (ii) any transferee of the Project or a substantial portion thereof, PROVIDED that such assignee has financial and operational capabilities that either are substantially similar to Buyer at such time or otherwise are such that the assignment could not reasonably be expected to have a material adverse effect on Seller's rights and obligations hereunder.

16.7 SEVERABILITY. The invalidity of one or more phrases, sentences, clauses, Sections or Articles contained in this Contract shall not affect the validity of the remaining portions of this Contract so long as the material purposes of this Contract can be determined and effectuated.

16.8 AMENDMENTS. No change, amendment or modification of this Contract shall be valid or binding upon the parties hereto unless such change, amendment or modification shall be in writing and duly executed by both parties hereto.

16.9 JOINT EFFORT. Preparation of this Contract has been a joint effort of the parties and the resulting document shall not be construed more severely against one of the parties than against the other.

16.10 CAPTIONS. The captions contained in this Contract are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Contract or the intent of any provision contained herein.

16.11 NON-WAIVER. Any failure of any party to enforce any of the provisions of this Contract or to require compliance with any of its terms at any time during the pendency of this Contract shall in no way affect the validity of this Contract, or any part hereof, and shall not be deemed a waiver of the right of such party thereafter to enforce any and each such provision.

16.12 APPLICABLE LAW. This Contract shall be, for all purposes, pursuant to New York General Obligations Law Section 5-1401, governed by and construed in accordance with

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the laws of the State of New York of the United States of America, exclusive of the United Nations Convention on Contracts for the Sale of Goods.

16.13 SUCCESSORS AND ASSIGNS. This Contract shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

16.14 COUNTERPARTS. This Contract may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by both parties.

16.15 NOTICES. Any written notice, direction, instruction, request, or other communication required or permitted under this Contract, including payment invoices from Seller to Buyer, shall be deemed to have been duly given on the date of receipt, and shall be either served personally, or mailed to the party to whom notice is to be given, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address stated opposite its name below, or at the most recent address specified by written notice given to the other party in the manner provided in this Section l6.15.

         BUYER:            AES Red Oak, LLC
                           1001 North 19th Street
                           Arlington, Virginia  22209
                           Attention: Bart Rossi
                           Fax:       (703) 528-4510

         SELLER:           Siemens Westinghouse Power Corporation
                           4400 North Alafaya Trail MC-560
                           Orlando, FL  32826-2399
                           Attention:  Manager Longterm Programs
                           Telephone:  (407) 281-2830
                           Fax:        (407) 281-5645

16.16 COMPLETE CONTRACT. This Contract, including all Exhibits attached hereto, constitutes the complete agreement between the parties as of the date of this Contract, and supersedes any and all agreements made or dated prior thereto.

16.17 SITE ACCESS. Seller's personnel performing Services at the Site shall comply with Buyer's Site safety and security measures at the Site.

16.18 PERMITS AND LICENSES. Buyer shall be responsible for obtaining all necessary approvals, permits and licenses for the Project from governmental agencies having jurisdiction including any import and export licenses (except as may be otherwise provided in the CTG Subcontract with respect to the Program Parts supplied under the

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CTG Subcontract). [*] Seller shall be responsible for obtaining all necessary approvals, permits and licenses for the provision of the Workscope
Obligations hereunder from government agencies having jurisdiction.

16.19 SPECIAL PACKING. Seller will pack for standard shipment via truck or rail transportation. When this packing will not meet Buyer's requirements covering preparation of Program Parts or Miscellaneous Hardware for special shipments, Buyer shall notify Seller thereof. The charge made for such special packing will be based on its cost to Seller and will be shown as a separate item on the invoice.

16.20 RETURN OF PROGRAM PARTS OR MISCELLANEOUS HARDWARE. Program Parts or Miscellaneous Hardware must be returned with complete identification in accordance with instructions furnished by Seller. In no event will Seller be responsible for Program Parts or Miscellaneous Hardware returned without proper authorization and identification.

16.21 TRANSFER. Prior to the transfer to another party of any Program Parts and Miscellaneous Hardware or of Buyer's power generation facility in which said Program Parts and Miscellaneous Hardware are installed, Buyer shall obtain for Seller from the transferee its acceptance of provisions of limitation of and protection against liability following the proposed transfer at least equivalent to that afforded Seller and its suppliers under this Contract. Transfer contrary to the provisions of this Section 16.21 shall make Buyer the indemnitor of Seller and its suppliers against any liabilities incurred by Seller and its suppliers in excess of those that would have been incurred had such transfer taken place in accordance with the first sentence hereof.

16.22 SURVIVAL. The provisions of Articles 9, 13, and 14, and Sections 3.4, 16.2, 16.5 and 16.21 of this Contract shall survive the expiration or other termination of this Contract.

16.23 ENVIRONMENTAL COMPLIANCE. (a) Buyer recognizes that the performance of Service at the Site may involve the generation of Hazardous Waste.

(b) Buyer shall at its expense furnish Seller with containers for Hazardous Wastes and shall designate a waste storage facility at the Site where such containers are to be placed by Seller. Seller shall, or shall cause its contractors or subcontractors to, place any Hazardous Wastes that it, its contractors or subcontractors generate, as a result of their work at the Site, into such containers and shall place such containers in the waste storage

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facility at the Site designated by Buyer. Buyer shall handle, store and dispose of Hazardous Waste in accordance with all Laws.

(c)   [*]

(d) Buyer shall indemnify Seller from any fines, penalties, expense, loss or liability incurred by Seller as a result of Buyer's failure to meet its obligations under the second paragraph of this Section 16.23. [*]

(e)   [*]

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16.24   LIQUIDATED DAMAGES NOT PENALTY. The parties acknowledge and agree that it would be difficult or impossible to determine with absolute precision the amount of damages that would or might be incurred by Buyer as a result of Seller's failure to perform those matters hereunder for which liquidated damages are provided. The parties agree that the amounts of liquidated damages provided under this Contract are in lieu of actual damages and are the parties' reasonable estimates of fair compensation for the losses that may reasonably be anticipated from such failures in respect of such matters, and do not constitute a penalty. Liquidated damages are limited to those outlined in Section 8.4.

[*]

[*]

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NOW, THEREFORE, the parties hereto have entered into this Contract as of the date first appearing above.

SELLER                                      BUYER

SIEMENS WESTINGHOUSE POWER                  AES RED OAK, LLC
CORPORATION.


By:  /s/ Randy H. Zwirn                     By:  /s/ Bart R. Rossi
     --------------------------------            -------------------------------
     Name: Randy H. Zwirn                        Name: Bart R. Rossi
           --------------------------                  -------------------------
     Title: President                            Title: Vice President
            -------------------------                   ------------------------


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

                                                                 Exhibit 10.4


                                 AMENDMENT NO. 1
                                       TO
                    MAINTENANCE, PROGRAM PARTS, SHOP REPAIRS
                   AND SCHEDULED OUTAGE TFA SERVICES CONTRACT


                  AMENDMENT NO. 1 dated as of February 15, 2000 (this AMENDMENT NO. 1), between AES Red Oak LLC (BUYER) and Siemens Westinghouse Power Corporation (SELLER).

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Buyer and Seller have entered into the Maintenance, Program Parts, Shop Repairs and Scheduled Outage TFA Services Contract dated as of December 8, 1999 (the MAINTENANCE AGREEMENT); and

                  WHEREAS, Buyer and Seller desire to amend the Maintenance Agreement in accordance with Section 16.8 thereof in the manner set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings set forth therefor in the Maintenance Agreement.

     2. From and after the effective date of this Amendment No. 1, the Maintenance Agreement is hereby amended as follows:

     (a) By deleting the words ", exclusive of the United Nations Convention on Contracts for the Sale of Goods" from the third and fourth lines of Section 16.12 thereof;

     (b) By deleting the words "Combustion Turbine" in the tenth (10th) line of Section 2.4 of Exhibit A to the Maintenance Agreement and substituting therefor the word "combustor"; and

     (c) By deleting the words "January 1, 1998" in the second (2nd) line of the second (2nd) paragraph of Exhibit E to the Maintenance Agreement and substituting therefor the words "January 1, 2000".

     3. Except as expressly provided in this Amendment No. 1, the Maintenance Agreement and all provisions thereof in effect as of the date hereof shall continue in full force and effect without any modification or amendment.

     4. This Amendment No. 1 shall be, for all purposes, pursuant to New York General Obligations Law Section 5-1401, governed by and construed in accordance with the laws of the State of New York of the United States of America.

     5. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute the same agreement.






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                                       2

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment No. 1 to be executed by their duly authorized signatories and effective as of the date first above written.


                                      AES RED OAK LLC


                                      By:  /s/ Bart R. Rossi
                                           -----------------------------
                                      Name:  Bart R. Rossi
                                      Title: Vice President




                                      SIEMENS WESTINGHOUSE POWER CORPORATION


                                      By:  /s/ R. M. Morgan
                                           -----------------------------
                                      Name:  R. M. Morgan
                                      Title: Director, Contract Policy